UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2007

K-Fed Bancorp
(Exact name of registrant as specified in its charter)

Federal                                                                000-50592                                                                20-0411486
                                                                                                             (State or other jurisdiction                                      (Commission File No.)                                             (I.R.S. Employer
                                                                                                                        of incorporation)                                                                                                                               Identification No.)

1359 N. Grand Avenue, Covina, CA 91724
Address of principal executive offices

(626) 339-9663
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)
On October 4, 2007, K-Fed Bancorp (the “Company”) received a Nasdaq Staff Deficiency Letter stating that the Company was not in compliance with the audit committee requirement for continued listing as set forth in Marketplace Rule 4350 due to the resignation of Director Frank Nicewicz who served as the Company’s audit committee chairman and financial expert. However, consistent with Marketplace Rule 4350(d)(4), Nasdaq will provide the Company a cure period in order to regain compliance with the listing standard as discussed in the Company’s attached press release.  As previously announced by the Company in a Form 8-K filed on September 20, 2007, the Company is in the process of conducting a search for a replacement for Mr. Nicewicz who resigned on September 18, 2007.

Item 9.01. Financial Statements and Exhibits.

(d)             Exhibits.

99.1               Press Release dated October 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

K-FED BANCORP

DATE:  October 10, 2007                                                                            By:  /s/ Kay M. Hoveland
                      Kay M. Hoveland
                      President and Chief Executive Officer

Exhibit 99.1

K-FED BANCORP RECEIVES NASDAQ AUDIT COMMITTEE
DEFICIENCY NOTIFICATION

COVINA, CALIFORNIA (October 10, 2007) – On October 4, 2007, K-Fed Bancorp (the “Company”) received a Nasdaq Staff Deficiency Letter stating that the Company was not in compliance with the Nasdaq audit committee requirement for continued listing as set forth in Marketplace Rule 4350 due to the resignation of Director Frank Nicewicz who served as the Company’s audit committee chairman and financial expert.  As previously announced by the Company in a Form 8-K filed on September 20, 2007, the Company is in the process of conducting a search for a replacement for Mr. Nicewicz who resigned on September 18, 2007.  Consistent with Marketplace Rule 4350(d)(4), Nasdaq will provide the Company with a cure period to regain compliance.  The cure period runs until the earlier of September 18, 2008 or the Company’s next annual meeting of stockholders. If the Company’s annual meeting of stockholders is held before March 17, 2008, then compliance with the listing standard must be achieved no later than March 17, 2008.

This news release contains forward-looking statements within the meaning of the federal securities laws. Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results.  These forward-looking statements, identified by words such as "will," "expected," "believe," and "prospects," involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein.  These risks and uncertainties involve general economic trends and changes in interest rates, increased competition, changes in consumer demand for financial services, the possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, and market disruptions and other effects of terrorist activities.  The Company undertakes no obligation to release revisions to these forward-looking statements publicly to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.